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                                                                   EXHIBIT 10.23

                                BROOKE GROUP LTD.
                       100 S.E. SECOND STREET, 32ND FLOOR
                              MIAMI, FLORIDA 33131

                                                          January 1, 1998

Mr. Howard M. Lorber
100 S.E. Second Street, 32nd Floor
Miami, Florida  33131


Dear Mr. Lorber:

         This letter sets forth the first amendment to the Amended and Restated Consulting Agreement (the "Agreement") dated as of January 1, 1996, between Brooke Group Ltd. and you.

         1. The Agreement is amended by deleting the date "December 31, 1996" in Section 1 thereof and replacing it with the date "December 31, 1999".

         2.   The Agreement is amended by inserting the following at the end of
Section 4 thereof:

                           In addition to the foregoing, commencing January 1,
                  1998, BGL shall pay Consultant an additional bonus on or prior to April 1st in each year during the term of this Agreement. The additional bonus shall be in an amount equal to the amount, if any, necessary to reimburse Consultant, on an after-tax basis, for all applicable federal, state and self employment taxes actually incurred by Consultant as a result of the grant or vesting of any award of Common Stock or options to acquire Common Stock during the prior calendar year.

         3. This letter agreement constitutes an amendment to and a modification of the Agreement and shall for all purposes be considered a part of the Agreement. Except as amended hereby, the Agreement is confirmed and ratified in all respects and shall remain in full force and effect.


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Mr. Howard M. Lorber
January 1, 1998
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         Please indicate your agreement with the foregoing by countersigning two copies of this letter agreement in the space provided below and returning one of such copies to us.

                                             Very truly yours,

                                             BROOKE GROUP LTD.

                                             By: /s/ Bennett S. LeBow
                                                 -------------------------------
                                                 Bennett S. LeBow
                                                 Chairman, President and
                                                   Chief Executive Officer


AGREED TO AND ACCEPTED:




By: /s/ Howard M. Lorber
    -------------------------------
    Howard M. Lorber